      MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009

                                                                      AMOUNT OF   % OF     % OF
                        PURCHASE/          OFFERING        TOTAL        SHARES   OFFERING  FUNDS
       SECURITY           TRADE    SIZE OF PRICE OF      AMOUNT OF    PURCHASED PURCHASED  TOTAL                           PURCHASED
       PURCHASED          DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS          BROKERS            FROM
----------------------- --------- -------- -------- ----------------- --------- --------- ------ ------------------------ ----------
  Union Pacific Corp.   10/02/08     --     $99.817 $  400,000,000.00   210,000    0.02%   0.16%      Citi, Barclays      Credit
 7.875% due 1/15/2019                                                                                 Capital, Morgan     Suisse
                                                                                                      Stanley, Credit
                                                                                                   Suisse, BNP PARIBAS,
                                                                                                      Lazard Capital
                                                                                                     Markets, Merrill
                                                                                                        Lynch & Co.
  Pepsico Inc. 7.90%    10/21/08     --     $99.758 $2,000,000,000.00    75,000    0.00%   0.04%      Morgan Stanley,     Merrill
    due 11/1/2018                                                                                  Merrill Lynch & Co.,   Lynch
                                                                                                   UBS Investment Bank,
                                                                                                   The Williams Capital
                                                                                                   Group, L.P., Ramirez
                                                                                                   & Co., Inc., Siebert
                                                                                                      Capital Markets
Verizon Communications  10/30/08     --     $97.483 $1,250,000,000.00   145,000    0.01%   0.08%       Citi, Banc of      Citigroup
Inc. 8.95% due 3/1/2039                                                                             America Securities
                                                                                                       LLC, Barclays
                                                                                                     Capital, Goldman,
                                                                                                    Sachs & Co., Morgan
                                                                                                      Stanley, Credit
                                                                                                    Suisse, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                     Merrill Lynch h&
                                                                                                     Co., RBC Capital
                                                                                                       Markets, UBS
                                                                                                   Investment Bank, RBS
                                                                                                    Greenwich Capital,
                                                                                                      Scotia Capital,
                                                                                                    Wachovia Securities

BorgWarner Inc. 3.500%  04/06/09     --     $100.00 $  325,000,000.00    30,000    0.01%   0.03%      Morgan Stanley,     Merrill
     due 4/15/2012                                                                                 Merrill Lynch & Co.,   Lynch
                                                                                                    Citi, Deutsche Bank
                                                                                                        Securities
 State of California    04/22/09     --    $100.506 $6,855,000,000.00   255,000    0.00%   0.26%     Goldman, Sachs &     Goldman
 GO Bonds 5.950% due                                                                               Co., Morgan Stanley,   Sachs
       4/1/2016                                                                                      Barclays Capital,
                                                                                                     Citi, RBC Capital
                                                                                                       Markets, J.P.
                                                                                                   Morgan, De La Rosa &
                                                                                                   Co., Merrill Lynch &
                                                                                                       Co., Stone &
                                                                                                    Youngberg, Siebert
                                                                                                    Brandford, Shank &
                                                                                                     Co., Wells Fargo
                                                                                                       Institutional
                                                                                                     Securities, LLC

  Credit Suisse New     04/28/09     --     $99.897 $2,250,000,000.00   115,000    0.00%   0.12%       BB&T Capital       CSFB
   York 5.500% due                                                                                 Markets, Citi, Fifth
       5/1/2014                                                                                      Third Securities,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, RBC
                                                                                                     Capital Markets,
                                                                                                   Wachovia Securities,
                                                                                                      MFR Securities,
                                                                                                    Inc., BNP PARIBAS,
                                                                                                   Comerica Securities,
                                                                                                    HSBC, Morgan Keegan
                                                                                                     & Company, Inc.,
                                                                                                     SunTrust Robinson
                                                                                                   Humphrey, BNY Mellon
                                                                                                     Capital Markets,
                                                                                                     LLC, DZ Financial
                                                                                                   Markets LLC, KeyBanc
                                                                                                     Capital Markets,
                                                                                                    Popular Securities,
                                                                                                           U.S.
                                                                                                          Bancorp
                                                                                                       Investments,
                                                                                                           Inc.
 Potash Corporation     04/28/09     --     $99.916 $     500,000,000    35,000    0.00%   0.04%      Banc of America     Banc of
 of Saskatchewan Inc.                                                                                 Securities LLC,     America
 6.500% due 5/15/2014                                                                                HSBC, RBC Capital
                                                                                                      Markets, Scotia
                                                                                                   Capital, BMO Capital
                                                                                                    Markets, Mitsubishi
                                                                                                   UFJ Securities, CIBC
                                                                                                    World Markets, RABO
                                                                                                      Securities USA,
                                                                                                      Inc., Comerica
                                                                                                    Securities, SOCIETE
                                                                                                    GENERALE, Goldman,
                                                                                                     Sachs & Co., UBS
                                                                                                      Investment Bank

 EnCana Corporation     04/29/09     --     $99.822 $  500,000,000.00    35,000    0.00%   0.04%      Banc of America     Deutsche
6.500% due 5/15/2019                                                                                  Securities LLC,     Bank
                                                                                                       Deutsche Bank
                                                                                                      Securities, BNP
                                                                                                    PARIBAS, HSBC, J.P.
                                                                                                     Morgan, Barclays
                                                                                                      Capital, Morgan
                                                                                                      Stanley, Citi,
                                                                                                      Credit Suisse,
                                                                                                      Mitsubishi UFJ
                                                                                                   Securities, Wachovia
                                                                                                      Securities, UBS
                                                                                                     Investment Bank,
                                                                                                     SOCIETE GENERALE,
                                                                                                     Mizuho Securities
                                                                                                    USA Inc., Goldman,
                                                                                                        Sachs & Co.
  Corning Inc. 6.625%   05/07/09     --     $99.992 $2,000,000,000.00    30,000    0.01%   0.03%   J.P. Morgan, Banc of   JP Morgan
     due 5/15/2019                                                                                America Securities LLC,
                                                                                                   Goldman, Sachs & Co.,
                                                                                                       Deutsche Bank
                                                                                                  Securities, Mitsubishi
                                                                                                      UFJ Securities
  Allstate Corporation  05/11/09     --     $99.728 $     700,000,000   115,000    0.01%   0.12%   Goldman, Sachs & Co.,  Barclays
  7.450% due 5/16/2014                                                                            Barclays Capital, J.P.  Capital
                                                                                                  Morgan, Banc of America
                                                                                                 Securities LLC, Wachovia
                                                                                                    Securities, Morgan
                                                                                                       Stanley, Citi

      Microsoft         05/11/09     --     $99.950 $   1,000,000,000    80,000    0.00%   0.08%    J.P. Morgan, Morgan   JP Morgan
 Corporation 4.200%                                                                                  Stanley, Banc of
    due 6/12/2019                                                                                   America Securities
                                                                                                     LLC, Citi, Credit
                                                                                                        Suisse, UBS
                                                                                                     Investment Bank,
                                                                                                   Wachovia Securities,
                                                                                                     Barclays Capital,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., BNP PARIBAS,
                                                                                                       Loop Capital
                                                                                                       Markets, LLC,
                                                                                                       Deutsche Bank
                                                                                                   Securities, RBS, BNY
                                                                                                      Mellon Capital
                                                                                                   Markets, LLC, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                         CastleOak
                                                                                                     Securities,L.P.,
                                                                                                     SOCIETE GENERALE,
                                                                                                    HSBC, U.S. Bancorp
                                                                                                     Investments, Inc.
Simon Property Group    05/11/09     --     $98.960 $     600,000,000    70,000    0.01%   0.07%    Citi, Deutsche Bank   Citigroup
    LP 6.750% due                                                                                  Securities, Goldman,
      5/15/2014                                                                                      Sachs & Co., UBS
                                                                                                     Investment Bank,
                                                                                                        CALYON, ING
                                                                                                        Wholesale,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, RBC
                                                                                                     Capital Markets,
                                                                                                   Scotia Capital, U.S.
                                                                                                   Bancorp Investments,
                                                                                                           Inc.

  US Bancorp 4.200%     05/11/09     --     $98.982 $   1,000,000,000   145,000    0.01%   0.15%     Goldman, Sachs &     Goldman
    due 5/15/2014                                                                                    Co., J.P. Morgan,    Sachs
                                                                                                   Morgan Stanley, BB&T
                                                                                                      Capital Markets
 The Illinois State     05/12/09     --     $100.00 $  500,000,000.00   130,000    0.02%   0.13%   Goldman, Sachs & Co.,  Goldman
    Toll Highway                                                                                    J.P. Morgan, Morgan   Sachs
Authority 6.184$ due                                                                                 Stanley, Cabrera
      1/1/2034                                                                                     Capital Markets, LLC,
                                                                                                   Loop Capital Markets,
                                                                                                       LLC, Jackson
                                                                                                    Securities, Morgan
                                                                                                     Keegan & Company,
                                                                                                   Inc., Raymond James &
                                                                                                   Associates, Inc., RBC
                                                                                                     Capital Markets,
                                                                                                   Robert W. Baird & Co.

 American Express CO.   05/13/09     --     $99.675 $   1,750,000,000   240,000    0.01%   0.24%   Goldman, Sachs & Co.,  Banc of
 8.125% due 5/20/1019                                                                               J.P. Morgan, Citi,    America
                                                                                                   UBS Investment Bank,
                                                                                                   Credit Suisse, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                      RBS, BNY Mellon
                                                                                                   Capital Markets, LLC,
                                                                                                   CastleOak Securities,
                                                                                                    L.P., The Williams
                                                                                                    Capital Group, L.P.
Arcelormittal 9.850%    05/13/09     --     $97.522 $   1,500,000,000   140,000    0.00%   0.14%     Citi, HSBC, J.P.     Citigroup
    due 6/1/2019                                                                                     Morgan, Deutsche
                                                                                                     Bank Securities,
                                                                                                     Goldman, Sachs &
                                                                                                   Co., Morgan Stanley,
                                                                                                     Santander, Scotia
                                                                                                          Capital
 Principal Financial    05/18/09     --     $100.00 $     350,000,000    65,000    0.01%   0.07%   Citi, Credit Suisse,   Citigroup
  Group Inc. 8.875%                                                                                    Deutsche Bank
    due 5/15/2019                                                                                  Securities, Barclays
                                                                                                      Capital, Morgan
                                                                                                       Stanley, UBS
                                                                                                     Investment Bank,
                                                                                                   Wachovia Securities,
                                                                                                     RBS, The Williams
                                                                                                    Capital Group, L.P.

    State Street        05/19/09     --     $99.905 $     500,000,000    45,000    0.00%   0.05%     Goldman, Sachs &     Goldman
 Corporation 4.300%                                                                                Co., Morgan Stanley,   Sachs
    due 5/30/2014                                                                                   Credit Suisse, UBS
                                                                                                     Investment Bank,
                                                                                                      Banc of America
                                                                                                      Securities LLC
 MetLife Inc. 6.750%    05/26/09     --     $99.763 $   1,250,000,000    30,000    0.00%   0.03%     Barclays Capital,    Barclays
    due 6/1/2016                                                                                   UBS Investment Bank,   Capital
                                                                                                   Wachovia Securities,
                                                                                                    ANZ Securities, BNY
                                                                                                      Mellon Capital
                                                                                                    Markets, LLC, Daiwa
                                                                                                    Securities America
                                                                                                   Inc., Goldman, Sachs
                                                                                                    & Co., J.P. Morgan,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, Morgan
                                                                                                      Stanley, Scotia
                                                                                                     Capital, SOCIETE
                                                                                                    GENERALE, Standard
                                                                                                      Chartered Bank,
                                                                                                     UniCredit Capital
                                                                                                     Markets, Blaylock
                                                                                                     Robert Van, LLC,
                                                                                                      Cabrera Capital
                                                                                                       Markets,LLC,
                                                                                                         CastleOak
                                                                                                     Securities, L.P.
                                                                                                     Guzman & Company,
                                                                                                       Loop Capital
                                                                                                       Markets, LLC,
                                                                                                      Siebert Capital
                                                                                                    Markets, Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        SBK-Brooks
                                                                                                     Investment Corp.,
                                                                                                     Toussaint Capital
                                                                                                    Partners, LLC, The
                                                                                                     Williams Capital
                                                                                                        Group, L.P.

 The Travelers Inc.     05/28/09     --     $99.560 $  500,000,000.00    10,000    0.00%   0.01%   Morgan Stanley, Banc   Banc of
 5.900% due 6/2/2019                                                                                    of America        America
                                                                                                      Securities LLC,
                                                                                                       Deutsche Bank
                                                                                                   Securities, Barclays
                                                                                                          Capital
 SunTrust Banks Inc.    06/01/09     --     $13.000 $   1,404,000,000    10,400    0.01%   0.03%   Goldman, Sachs & Co.,  Goldman
                                                                                                      Morgan Stanley,     Sachs
                                                                                                     Sandler O'Neil &
                                                                                                      Partners, L.P.,
                                                                                                     SunTrust Robinson
                                                                                                         Humphrey

Prudential Financial    06/02/09     --     $99.997 $  750,000,000.00    70,000    0.00%   0.07%     Goldman, Sachs &     Goldman,
   Inc. 7.375% due                                                                                    Co., Citigroup      Sachs
      6/15/2019                                                                                    Global Markets Inc.,
                                                                                                        BNP PARIBAS
                                                                                                     Securities Corp.,
                                                                                                       Credit Suisse
                                                                                                     Securities (USA)
                                                                                                    LLC, Mitsubishi UFJ
                                                                                                     Securities (USA)
                                                                                                    Inc., Loop Capital
                                                                                                    Markets,LLC, Muriel
                                                                                                    Diebert & Co., Inc.
                                                                                                    Samuel A. Ramirez &
                                                                                                       Co. Inc., The
                                                                                                     Williams Capital
                                                                                                        Group, L.P.
  Ace Ina Holdings      06/03/09     --     $99.046 $  500,000,000.00    45,000    0.00%   0.05%      Morgan Stanley,     Barclays
   Inc. 5.900% due                                                                                   Barclays Capital,    Capital
      6/15/2019                                                                                     RBS, Deutsche Bank
                                                                                                   Securities, Wachovia
                                                                                                     Securities, HSBC,
                                                                                                   Lloyds TSB Corporate
                                                                                                    Markets, Citi, J.P.
                                                                                                        Morgan, ANZ
                                                                                                      Securities, ING
                                                                                                         Wholesale

  Bunge Ltd Finance     06/04/09     --     $99.997 $     600,000,000    40,000    0.00%   0.04%    BNP PARIBAS, Morgan   JP Morgan
  Corp. 8.500% due                                                                                     Stanley, J.P.
      6/15/2019                                                                                      Morgan, RBS, BBVA
                                                                                                     Securities, HSBC,
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, Rabo
                                                                                                      Securities USA,
                                                                                                    Inc., CALYON, Citi,
                                                                                                     SOCIETE GENERALE,
                                                                                                      ING Wholesale,
                                                                                                    Standard Chartered
                                                                                                           Bank
Express Scripts Inc.    06/04/09     --     $99.574 $1,000,000,000.00    40,000    0.00%   0.04%   Citi, Credit Suisse,   CSFB
6.250% due 6/15/2014                                                                                   CALYON, RBS,
                                                                                                       Deutsche Bank
                                                                                                    Securities, Scotia
                                                                                                     Capital, Wachovia
                                                                                                     Securities, J.P.
                                                                                                    Morgan, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                     SunTrust Robinson
                                                                                                         Humphrey
    KFW 4.875% due      06/09/09     --     $99.703 $   3,000,000,000   180,000    0.00%   0.19%     Barclays Capital,    Goldman
     6/17/2019                                                                                         Citi, Goldman      Sachs
                                                                                                    Sachs International

Telecom Italia Capital  06/15/09     --    $100.000 $1,000,000,000.00   120,000    0.01%   0.12%   BNP PARIBAS, Deutsche  Goldman
SA 7.175% due 6/18/2019                                                                              Bank Securities,     Sachs
                                                                                                   Goldman, Sachs & Co.,
                                                                                                       J.P. Morgan,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, Morgan
                                                                                                          Stanley
 Time Warner Cable Inc. 06/24/09     --     $97.131 $1,000,000,000.00    85,000    0.00%   0.09%      Banc of America     Banc of
    due 6.750% due                                                                                  Securities LLC, BNP   America
      6/15/2039                                                                                       PARIBAS, Citi,
                                                                                                      Mitsubishi UFJ
                                                                                                   Securities, Barclays
                                                                                                     Capital, Deutsche
                                                                                                     Bank Securities,
                                                                                                   Lloyds TSB Corporate
                                                                                                       Markets, RBS
                                                                                                    Greenwich Capital,
                                                                                                   Blaylock Robert Van,
                                                                                                   LLC, CALYON, Goldman,
                                                                                                    Sachs & Co., Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                      Scotia Capital,
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, Daiwa
                                                                                                    Securities America
                                                                                                    Inc., HSBC, Morgan
                                                                                                     Stanley, Wachovia
                                                                                                     Securities, Loop
                                                                                                   Capital Markets, LLC

 The Boeing Co. 4.87%   07/23/09     --     $98.958 $     750,000,000    75,000    0.01%   0.08%    BofA Merrill Lynch,   Banc of
    due 2/15/2020                                                                                      Deutsche Bank      America
                                                                                                    Securities, Morgan
                                                                                                     Stanley, Barclays
                                                                                                   Capital, BNP PARIBAS,
                                                                                                  CALYON, Credit Suisse,
                                                                                                     Daiwa Securities
                                                                                                       America Inc.,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                     RBS, Wells Fargo
                                                                                                        Securities
   The Royal Bank of    08/18/09     --     $99.702 $2,000,000,000.00   100,000    0.00%   0.10%   RBS, Banc of America   Greenwich
  Scotland PLC 4.875%                                                                                 Securities LLC,     Capital
     due 8/25/2014                                                                                     Deutsche Bank
                                                                                                    Securities, Morgan
                                                                                                   Stanley, J.P. Morgan,
                                                                                                  Citi, Goldman, Sachs &
                                                                                                       Co., Wachovia
                                                                                                        Securities
Viacom Inc. 5.625% due  08/19/09     --     $99.247 $  250,000,000.00    10,000    0.00%   0.01%    Citi, Deutsche Bank   Deutsche
       9/15/2019                                                                                  Securities, RBS, Daiwa  Securities
                                                                                                    Securities America
                                                                                                       Inc., Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                     BNP PARIBAS, BNY
                                                                                                      Mellon Capital
                                                                                                       Markets, LLC,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, Scotia
                                                                                                    Capital, Lloyds TSB
                                                                                                     Corporate Markets

 Avanlonbay Communities 09/08/09     --     $99.896 $  250,000,000.00    75,000    0.03%   0.08%        Wells Fargo       JP Morgan
    Inc. 6.100% due                                                                               Securities, LLC, Banc
     3/15/2020                                                                                     of America Securities
                                                                                                   LLC, Citigroup Global
                                                                                                    Markets Inc., J.P.
                                                                                                     Morgan Securities
                                                                                                  Inc., Morgan Stanley &
                                                                                                     Co. Incorporated
  Prudential Financial  09/10/09     --     $99.767 $     900,000,000    80,000    0.00%   0.08%      Banc of America     Barclays
    Inc. 4.750% due                                                                                   Securities LLC,     Capital
       9/17/2015                                                                                  Barclays Capital Inc.,
                                                                                                   Morgan Stanley & Co.
                                                                                                     Incorporated, BNP
                                                                                                    Paribas Securities
                                                                                                  Corp. Daiwa Securities
                                                                                                    America Inc., HSBC
                                                                                                  Securities (USA) Inc.,
                                                                                                   RBS Securities Inc.,
                                                                                                   Loop Capital Markets
                                                                                                   LLC, Muriel Siebert &
                                                                                                   Co., Inc., Samuel A.
                                                                                                    Ramirez & Company,
                                                                                                    Inc., The Williams
                                                                                                    Capital Group, L.P.

  Newmont Mining Corp.  09/15/09     --     $99.502 $     900,000,000   210,000    0.02%   0.22%       Deutsche Bank      UBS
 5.125% due 10/01/2019                                                                                Securities, UBS     Securities
                                                                                                  Investment Bank, Citi,
                                                                                                     Daiwa Securities
                                                                                                    America Inc., HSBC,
                                                                                                     J.P. Morgan, RBS,
                                                                                                    Scotia Capital, ANZ
                                                                                                      Securities, BNP
                                                                                                      PARIBAS, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                    BNY Mellon Capital
                                                                                                    Markets, LLC, BBVA
                                                                                                     Securities, CIBC,
                                                                                                   SOCIETE GENERALE, BMO
                                                                                                     Capital Markets,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, RBC
                                                                                                   Capital Markets, U.S.
                                                                                                   Bancorp Investments,
                                                                                                           Inc.
  Exelon Generation Co. 09/16/09     --     $99.805 $     600,000,000    85,000    0.01%   0.09%  Barclays Capital, J.P.  Barclays
  5.200% due 10/01/2019                                                                               Morgan, Morgan      Capital
                                                                                                       Stanley, UBS
                                                                                                   Investment Bank, The
                                                                                                     Williams Capital
                                                                                                   Group, L.P., Goldman,
                                                                                                    Sachs & Co., Credit
                                                                                                   Suisse, Loop Capital
                                                                                                       Markets, LLC
  Potash Corporation of 09/23/09     --     $99.109 $     500,000,000    45,000    0.00%   0.09%    BofA Merrill Lynch,   Banc of
Saskatchewan 4.875% due                                                                              HSBC, RBC Capital    America
        3/30/2020                                                                                     Markets, Scotia
                                                                                                   Capital, BMO Capital
                                                                                                    Markets, CIBC, Rabo
                                                                                                   Securities USA, Inc.,
                                                                                                    TD Securities, UBCS
                                                                                                     Investment Bank,
                                                                                                      Mitsubishi UFJ
                                                                                                    Securities, SOCIETE
                                                                                                    GENERALE, Comerica
                                                                                                   Securities, Goldman,
                                                                                                    Sachs & Co., Morgan
                                                                                                          Stanley

   Enterprise Products  09/24/09     --     $99.355 $     500,000,000    50,000    0.01%   0.05%    J.P. Morgan, BofA,    JP Morgan
  Operating 5.250% due                                                                              Merrill Lynch, BNP
        1/31/2020                                                                                     PARIBAS, Morgan
                                                                                                      Stanley, Mizuho
                                                                                                   Securities USA Inc.,
                                                                                                        Wells Fargo
                                                                                                    Securities, DnB NOR
                                                                                                       Markets, UBS
                                                                                                     Investment Bank,
                                                                                                    SunTrust, Robinson
                                                                                                    Humphrey, Deutsche
                                                                                                     Bank Securities,
                                                                                                   Scotia Capital, Daiwa
                                                                                                    Securities America
                                                                                                   Inc., ING Wholesale,
                                                                                                            RBS
 The Kroger Note 3.900% 09/24/09     --     $99.889 $     500,000,000    45,000    0.00%   0.05%    BofA Merrill Lynch,   Banc of
      due 10/1/2015                                                                                 J.P. Morgan, Citi,    America
                                                                                                      Mitsubishi UFJ
                                                                                                     Securities, U.S.
                                                                                                   Bancorop Investments,
                                                                                                     Inc., Wells Fargo
                                                                                                    Securities, Fortis
                                                                                                    Securities LLC, The
                                                                                                     Williams Capital
                                                                                                        Group, L.P.

  L-3 Communications    09/29/09     --     $99.642 $   1,000,000,000    75,000    0.00%   0.05%    BofA Merrill Lynch,   Banc of
   Corp. 5.200% due                                                                                    Deutsche Bank      America
      10/15/2019                                                                                   Securities, SunTrust,
                                                                                                    Robinson Humphrey,
                                                                                                        Wells Fargo
                                                                                                   Securities, Barclays
                                                                                                     Capital, CALYON,
                                                                                                    Scotia Capital, ANZ
                                                                                                  Securities, Mitsubishi
                                                                                                   UFJ Securities, RBS,
                                                                                                   SOCIETE GENERALE, BNY
                                                                                                      Mellon Capital
                                                                                                       Markets, LLC
     Enel Finance       09/30/09     --     $99.560 $   1,750,000,000   275,000    0.01%   0.29%    Citi, BofA Merrill    JP Morgan
   International SA                                                                                   Lynch, Barclays
 5.125% due 10/07/2019                                                                             Capital, J.P. Morgan,
                                                                                                   Credit Suisse, Morgan
                                                                                                  Stanley, Deutsche Bank
                                                                                                        Securities